DREYFUS EMERGING LEADERS FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this annual report for Dreyfus
Emerging Leaders Fund for the year ended August 31, 1997. Over this period, your Fund produced a robust double-digit total return of 44.45%,* which compares with a total return of 28.96% for our benchmark, the Russell 2000 Index.**
Economic Review
    The economy has maintained a strong growth trend since last fall, gradually eroding expectations for a natural slowdown "just around the corner." Inflation has held steady, even in the face of a substantially tighter labor market. Corporate profits have continued to surprise on the up side. Market interest rates have held within a now long-established trading range. In this setting, monetary policy has remained benign: the Federal budget is close to being in balance and the Federal Reserve Board (the "Fed") has kept policy rates unchanged since March.
    Real GDP grew at above a 4% rate in the nine months from the third quarter of 1996 to midyear. Indeed, the initial estimate of near 2% growth in this year's second quarter was raised to 3.6%, erasing the record of even a temporarily slow period. Virtually all major economic sectors have contributed to the economy's growth. In turn, the economy has provided personal income that, in the prevailing low-inflation environment, has translated into strong real purchasing power. The strength in demand has begun to raise imports, bolstering foreign economies. Inventories have also started to accumulate at a faster pace, although inventory levels are currently still quite lean in relation to sales.
    The labor market has tightened substantially in recent months as the pace of new hiring has consistently exceeded the increase in the labor force. Despite this, wage growth has been moderate while overall compensation growth has accelerated only modestly. In their determination to hold the line on prices, companies have resorted to unconventional hiring methods that, so far, have avoided the need for higher wage offers.
    Consensus expectations for corporate profits have been ratcheted upwards virtually every month for the last several months. So far, positive surprises in reported profits have justified the market's higher estimates. However, the strength of the dollar overseas and other factors could affect future profits.
    Market interest rates have been stable since early 1996, oscillating within a fairly narrow range. Several factors have kept rates steady: the absence of faster inflation, positive Federal budget developments and an accommodating Federal Reserve. Although the Fed has not changed interest rates since March, they have held a bias towards tightening since last summer. Therefore a move to tighten interest rates should not come as a surprise.
Market Overview
    After acting like a high-speed elevator for most of the past 12 months, the stock markets performed more like a roller coaster as the fiscal year drew to a close on August 31.
    After a brief sinking spell in March, caused by higher interest rates, the equity markets climbed to one record after another until stopped by another retreat in August. The Dow Jones Industrial Average, which started the 12-month period at 5616.21, ended it at 7622.42, a gain of 2006.21 points. However, along the way, the 30 Dow Industrials broke through three thousand-point milestones, reaching a high of 8259.31 in early August. In spite of the drop in the last three weeks of August, the DJIA registered a gain of 35.72% (excluding income) for the year ended August 31.
    Again, with income excluded, the broader Standard & Poor's 500 Composite Stock Price Index gained 37.96% for the 12 months even after dropping 60.85 points from its high, and the Nasdaq Composite showed a year's gain of 39.06% even though it stood 43.12 points below the year's high at the end of August.


    While the market was rising, investors appeared to favor the larger capitalized stocks, which enjoyed the sharpest rise, and subsequently gave up the most in prices. The smallest stocks, as measured by the Russell 2000 small cap index, finished August at their high for the year.
    Interest rates, and the anticipation of where they might go in the future, were the dominant influences on the market. The rising elevator effect came to a halt in March when investors were shaken by the Federal Reserve's action raising interest rates by a quarter-point, the first such action in two years. Once that had been absorbed, however, the market resumed its upward ride until fears of higher interest rates and their companion, higher inflation, took hold again in August.
    The August decline was prompted by several factors, including the Teamsters strike against United Parcel Service, resulting in a settlement considered favorable to the labor union. This revived all the dormant fears that national wage levels might rise, thus reviving inflation, and giving the Fed reason to step on the monetary brakes once again.
    Yet the economic environment for the equity market remained favorable. Many commentators used the phrase "Goldilocks economy" - not too hot and not too cold - to describe the economy's performance.
    Stock price volatility, much of it on the down side, took over especially in the last three weeks of August. From the start of the calendar year through the end of August, 30% of stock trading sessions ended with the Dow rising or falling 1% or more. Much to the relief of investors, the volatility on September 2, the day after Labor Day, was all on the up side, with the Dow rising 3.38% for the day, the S&P 500 up 3.13%, the Nasdaq Composite up 1.94% and the Russell 2000 gaining 1.09%.
    Some of the August selling, no doubt, was prompted by the reduction in the capital gains tax for securities held more than 18 months. How long that will continue to impact the market is an open question.
    Until now, the porridge on which the equity markets have been feeding has been not too hot and not too cold. At these levels, of course, any unexpected development can bring sharp reactions, particularly in view of the market's spectacular gains since August 1996. Looking ahead, much depends on whether the economy can maintain its "Goldilocks" condition, and not bring on another dose of anti-inflation actions from the monetary authorities.
Portfolio Focus
    Small is beautiful again. At the end of April, small capitalization stocks had underperformed the large capitalization stocks of the S&P 500 by the greatest amount since the 1990 Gulf War. Since then, small cap stocks have closed this performance gap as the valuation multiples of the large multinational stocks, which had driven the market for the past year, had become stretched. In the past few months, turmoil on the Asian markets coupled with a strengthening dollar have led to a slowdown in the growth rates of these large multinationals. As a result, investors, in their quest for domestic growth and relatively undervalued securities, began to embrace the strong profit potentials of small cap stocks.
    The Emerging Leaders Fund invests primarily in the equity securities of domestic and foreign issuers, typically with market capitalizations of less than $750 million, which we believe will be industry leaders in the future. The Fund strives to deliver all-weather, balanced performance through all market cycles using a blended approach of growth and value investing. The Fund primarily looks for companies that have dominant market positions within major product lines, sustained records of achievement, and strong financial conditions and/or are low-cost producers. Lastly, the Fund looks for companies with new or innovative products, services, or processes which we believe will enhance prospects for greater earnings growth in the future.

    During this 12-month period, the best-performing sector for both the Russell 2000 Index and for your Fund was Financial Services. Our biggest winner was property and casualty insurer Frontier Insurance Group. Other significant contributors to performance in this segment were specialty property casualty insurer Philadelphia Consolidated Holdings and Life USA Holding, a financial services holding company. Underperformers were few, namely Riggs National Corporation, a Washington, D.C. community bank; financial guaranty insurer CapMAC Holdings, Inc.; and discount securities broker AmeriTrade Holding Corporation.
    The Consumer sector provided rewarding performance for your Fund and the Russell 2000 Index. The best individual stock in this segment was Helen of Troy, a haircare and appliance company. Other strong contributors were radio program producer Westwood One and radio broadcaster Chancellor Broadcasting Cl.A. Stocks which we mis-timed were Sola International, Inc., a manufacturer of eyeglass lenses; Protection One, which provides security alarm monitoring services; and animation producer Pixar.
    Small cap Technology stocks have experienced a welcome and meaningful recovery since April. The sector rebounded to become the third best contributing sector for the Fund and the Index. Radiant Systems, a supplier of point-of-sale solutions, was our star, followed by semiconductor supplier PMC-Sierra and Advanced Fibre Co., a telephone equipment manufacturer. Misfires included Trusted Information Systems, an encryption software company; HMT Technology, a supplier of components for disk drives; and software company HNC Software.
    After a six-month slump, Energy stocks reemerged to reward our shareholders. The two best performing stocks in your portfolio for the year were in this sector: oilfield-service vessel boat builder Halter Marine Group and offshore construction producer Global Industries. Winner number three, Louisiana exploration and production outfit Ocean Energy, has been a great stock for two years in a row. This segment was such a strong one for your Fund that there were no losing positions during this period.
    The Capital Goods segment continued to contribute to the performance of your Fund. Thiokol, which is a commercial aerospace supplier to Boeing, provided the same rocket booster performance this year that it did last year. Goulds Pump, Inc. was acquired at a substantial premium by industrial conglomerate ITT Industries during this period. Esterline Technologies is a mini-conglomerate whose printed circuit board drilling equipment recovered with the semiconductor capital equipment market.
    Our stock selections in the remaining sectors, Materials & Processing, Healthcare and Transportation, generally added to your Fund's performance. However, there were no real stars and the results of these sectors in the index paled in comparison to the ones previously mentioned.
    We remain very enthusiastic regarding the prospects of our companies, and believe that good things really do come in small packages.

    We thank you for your interest, and you may be sure that we will continue to exert our best efforts on your behalf.
              Sincerely,                                    Sincerely,

   [Hilary R. Wood Signature Logo]               [Paul Kandel Signature Logo]

           Hilary R. Wood                                 Paul Kandel
          Portfolio Manager                             Portfolio Manager
September 16, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Russell 2000 Index is a widely accepted unmanaged index of small cap stock performance.

DREYFUS EMERGING LEADERS FUND                            AUGUST 31, 1997
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS EMERGING LEADERS FUND AND
THE RUSSELL 2000 INDEX

Dollars
$21,103
Dreyfus Emerging
Leaders Fund
$14,041
Russell 2000 Index*
*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
                        One Year Ended                                         From Inception (9/29/95)
                        August 31, 1997                                            to August 31, 1997
                          ----------                                                  ------------
                            44.45%                                                      47.55%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Emerging Leaders Fund on 9/29/95 (Inception Date) to a $10,000 investment made in the Russell 2000 Index on that date. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS EMERGING LEADERS FUND
STATEMENT OF INVESTMENTS                                                                                        AUGUST 31, 1997
Common Stocks-95.7%                                                                             Shares                  Value
                                                                                                -------                -------
    Commercial Services-1.3%     Universal Outdoor Holdings..........................(a)          40,000           $  1,370,000
                                                                                                                        -------
    Consumer Durables-2.3%       Bush Industries, Cl. A.................................          44,000              1,111,000
                                 Helen of Troy.......................................(a)          40,000              1,310,000
                                                                                                                        -------
                                                                                                                      2,421,000
                                                                                                                        -------
    Consumer Services-8.6%       Applebee's International...............................          42,000              1,071,000
                                 Chancellor Broadcasting, Cl. A......................(a)          31,000              1,348,500
                                 CMP Media, Cl. A.......................................          18,600                497,550
                                 Harte-Hanks Communications.............................          40,000              1,217,500
                                 ICG Communications..................................(a)          50,000                912,500
                                 Lin Television......................................(a)          24,000              1,138,500
                                 Rio Hotel & Casino..................................(a)          80,000              1,565,000
                                 Westwood One........................................(a)          43,000              1,209,375
                                                                                                                        -------
                                                                                                                      8,959,925
                                                                                                                        -------
    Electronic Technology-13.1%  ANADIGICS...........................................(a)          27,000              1,336,500
                                 Aviall..............................................(a)          85,000              1,391,875
                                 Concentric Network.....................................         100,000              1,400,000
                                 Corsair Communications.................................          50,000              1,000,000
                                 Esterline Technologies..............................(a)          36,000              1,336,500
                                 Gerber Scientific......................................          60,000              1,297,500
                                 Information Storage Devices.........................(a)         125,000              1,328,125
                                 PRI Automation......................................(a)          30,000              1,605,000
                                 Rohr................................................(a)          53,000              1,434,312
                                 Thiokol................................................          19,500              1,552,688
                                                                                                                        -------
                                                                                                                     13,682,500
                                                                                                                        -------
    Energy Minerals-4.8%         Cairn Energy USA....................................(a)          80,000                915,000
                                 Coflexip, A.D.R........................................          32,500              1,622,969
                                 Meridian Resource...................................(a)          65,000                710,937
                                 Ocean Energy........................................(a)          27,500              1,768,594
                                                                                                                        -------
                                                                                                                      5,017,500
                                                                                                                        -------
    Finance-21.5%                American Capital Strategies............................          40,000                785,000
                                 Amerin..............................................(a)          60,000              1,387,500
                                 ARM Financial Group....................................          50,700                985,481
                                 Berkley (W.R.).........................................          27,000              1,493,438
                                 Checkfree...........................................(a)          65,000              1,251,250
                                 Enhance Financial Services Group.......................          26,000              1,202,500
                                 Executive Risk.........................................          23,800              1,375,938
                                 First Financial Caribbean..............................          85,000              1,530,000
                                 Fremont General........................................          31,400              1,252,075
                                 Frontier Insurance Group...............................          43,700              1,529,500
                                 Life USA Holding....................................(a)         100,000              1,512,500
                                 NAC Re.................................................          25,000              1,178,125
                                 Ohio Casualty..........................................          27,000              1,255,500
                                 Penn-America...........................................          80,000              1,460,000
                                 Philadelphia Consolidated Holding...................(a)          31,000              1,282,625
                                 Terra Nova (Bermuda) Holdings, Cl. A...................          65,000              1,470,625

DREYFUS EMERGING LEADERS FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                          AUGUST 31, 1997
Common Stocks (continued)                                                                           Shares              Value
                                                                                                    -------            -------
            Finance (continued)       Titan Holdings                                                 70,000  $       1,500,625
                                                                                                                       -------
                                                                                                                    22,452,682
                                                                                                                       -------
             Health Services-3.7%     IDX Systems........................(a)                         37,000          1,253,375
                                      Sierra Health Services.............(a)                         40,000          1,317,500
                                      Sun Healthcare Group...............(a)                         60,000          1,290,000
                                                                                                                       -------
                                                                                                                     3,860,875
                                                                                                                       -------
             Health Technology-6.5%   Bone Care International............(a)                         83,500          1,503,000
                                      Gilead Sciences....................(a)                         45,000          1,456,875
                                      ICN Pharmaceuticals...................                         35,000          1,264,375
                                      Mentor................................                         41,000          1,260,750
                                      Sepracor...........................(a)                         60,000          1,320,000
                                                                                                                       -------
                                                                                                                     6,805,000
                                                                                                                       -------
             Industrial Services-1.8% Global Industries..................(a)                         52,000          1,894,750
                                                                                                                       -------
             Non-Energy Minerals-1.3% Lone Star Industries..................                         25,000          1,328,125
                                                                                                                       -------
             Process Industries-6.9%  AEP Industries.....................(a)                         24,500            661,500
                                      AptarGroup............................                         27,500          1,546,875
                                      Crompton & Knowles....................                         50,000          1,262,500
                                      Intertape Polymer Group...............                         60,000          1,267,500
                                      OM Group..............................                         35,000          1,281,875
                                      Westpoint Stevens..................(a)                         28,700          1,148,000
                                                                                                                       -------
                                                                                                                     7,168,250
                                                                                                                       -------
          Producer Manufacturing-7.1% DeCrane Aircraft Holdings                                      75,000          1,256,250
                                      Detroit Diesel.....................(a)                         57,000          1,236,188
                                      Halter Marine Group................(a)                         54,000          2,136,375
                                      Reliance Steel & Aluminum.............                         45,000          1,411,875
                                      Titan International...................                         75,000          1,368,750
                                                                                                                       -------
                                                                                                                     7,409,438
                                                                                                                       -------
             Retail Trade-5.6%        Arbor Drugs...........................                         60,000          1,432,500
                                      Linens'n Things....................(a)                         48,700          1,412,300
                                      Pier 1 Imports........................                         82,500          1,402,500
                                      Proffitts..........................(a)                         30,000          1,610,625
                                                                                                                       -------
                                                                                                                     5,857,925
                                                                                                                       -------
             Technology Services-7.8% CHS Electronics....................(a)                         33,200          1,282,350
                                      INTERSOLV..........................(a)                        100,000          1,618,750
                                      PMC-Sierra.........................(a)                         45,000         1,290,937
                                      Positron Fiber Systems................                        105,000          1,109,062
                                      Vanstar............................(a)                        100,000          1,568,750
                                      VIASOFT............................(a)                         24,500          1,326,062
                                                                                                                       -------
                                                                                                                     8,195,911
                                                                                                                       -------
             Transportation-2.2%      Caliber System........................                         40,000          1,670,000
                                     Excel Industries.......................                         25,000            637,500
                                                                                                                       -------
                                                                                                                     2,307,500
                                                                                                                       -------

DREYFUS EMERGING LEADERS FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         AUGUST 31, 1997
Common Stocks (continued)                                                                            Shares           Value
                                                                                                    -------          -------
             Utilities-1.2%           Premisys Communications............(a)                         60,000       $  1,241,250
                                                                                                                       -------
                                      TOTAL COMMON STOCKS
                                       (cost $79,308,639)...................                                     $  99,972,631
                                                                                                                       =======
                                                                                                 Principal
Short-Term Investments-6.5%                                                                        Amount
                                                                                                   -------
             U.S. Treasury Bills:     5.19%, 9/18/97........................                  $   6,386,000      $   6,367,864
                                      5.05%, 10/16/97.......................                        423,000            420,212
                                                                                                                       -------
                                      TOTAL SHORT-TERM INVESTMENTS
                                      (cost $6,790,676)........................                                 $    6,788,076
                                                                                                                       =======
TOTAL INVESTMENTS (cost $86,099,315)...........................................                       102.2%      $106,760,707
                                                                                                                       =======
LIABILITIES, LESS CASH AND RECEIVABLES.........................................                        (2.2%)   $   (2,279,630)
                                                                                                                       =======
NET ASSETS.....................................................................                       100.0%      $104,481,077
                                                                                                                       =======
Notes to Statement of Investments:
    (a)  Non-income producing.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EMERGING LEADERS FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                          AUGUST 31, 1997
                                                                                                     Cost            Value
                                                                                                  --------           --------
ASSETS:                          Investments in securities-See Statement of Investments          $  86,099,315    $106,760,707
                                 Cash.......................................                                           274,646
                                 Receivable for investment securities sold..                                           290,491
                                 Receivable for shares of Common Stock subscribed                                      179,570
                                 Dividends and interest receivable..........                                            31,651
                                 Prepaid expenses...........................                                            45,048
                                                                                                                      --------
                                                                                                                   107,582,113
                                                                                                                      --------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          79,057
                                 Due to Distributor.........................                                            21,676
                                 Payable for investment securities purchased                                         2,946,417
                                 Payable for shares of Common Stock redeemed                                            10,668
                                 Accrued expenses...........................                                            43,218
                                                                                                                      --------
                                                                                                                     3,101,036
                                                                                                                      --------
NET ASSETS..................................................................                                      $104,481,077
                                                                                                                      ========
REPRESENTED BY:                  Paid-in capital............................                                     $  76,066,412
                                 Accumulated investment (loss)..............                                          (461,511)
                                 Accumulated net realized gain (loss) on investments and
                                 .......................        securities sold short                                8,214,784
                                 Accumulated net unrealized appreciation (depreciation)
                                 ....................        on investments-Note 4(b)                               20,661,392
                                                                                                                      --------
NET ASSETS..................................................................                                      $104,481,077
                                                                                                                      ========
SHARES OUTSTANDING
(100 million shares of $.001 par value Common Stock authorized).............                                         4,151,645
NET ASSET VALUE, offering and redemption price per share-Note 3(d)..........                                            $25.17
                                                                                                                      ========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EMERGING LEADERS FUND
STATEMENT OF OPERATIONS                                                                            YEAR ENDED AUGUST 31, 1997
INVESTMENT INCOME
INCOME:                          Interest...................................                     $     308,566
                                 Cash dividends (net of $1,548 foreign taxes
                                     withheld at source)....................                           259,864
                                                                                                       -------
                                       Total Income.........................                                     $     568,430
EXPENSES:                        Management fee-Note 3(a)...................                           665,291
                                 Shareholder servicing costs-Note 3(b)......                           296,986
                                 Registration fees..........................                            50,290
                                 Professional fees..........................                            27,085
                                 Prospectus and shareholders' reports.......                            21,230
                                 Directors' fees and expenses-Note 3(c).....                            14,639
                                 Custodian fees-Note 3(b)...................                            14,052
                                 Interest expense-Note 2....................                             2,214
                                 Loan commitment fees-Note 2................                               691
                                 Miscellaneous..............................                             1,761
                                                                                                       -------
                                       Total Expenses.......................                         1,094,239
                                 Less-reduction in management fee due to
                                     undertaking-Note 3(a)..................                           (64,125)
                                                                                                       -------
                                       Net Expenses.........................                                         1,030,114
                                                                                                                       -------
INVESTMENT (LOSS)...........................................................                                          (461,684)
                                                                                                                       -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments:
                                     Long transactions......................                     $  9,617,097
                                     Short sale transactions................                            6,525
                                                                                                      -------
                                       Net Realized Gain (Loss).............                                         9,623,622
                                 Net unrealized appreciation (depreciation) on investments
                                     and securities sold short..............                                        17,061,108
                                                                                                                       -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        26,684,730
                                                                                                                       -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $26,223,046
                                                                                                                       =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EMERGING LEADERS FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                               Year Ended         Year Ended
                                                                                             August 31, 1997    August 31, 1996*
                                                                                                ---------           ---------
OPERATIONS:
    Investment income (loss)-net......................................                        $      (461,684)    $     23,306
    Net realized gain (loss) on investments...........................                              9,623,622        2,256,949
    Net unrealized appreciation (depreciation) on investments.........                             17,061,108        3,600,284
                                                                                               --------------
      Net Increase (Decrease) in Net Assets Resulting from Operations.                             26,223,046        5,880,539
                                                                                               --------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net.............................................                                ----             (23,133)
    Net realized gain on investments..................................                             (3,665,787)          ----
                                                                                               --------------
      Total Dividends.................................................                             (3,665,787)         (23,133)
                                                                                               --------------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold.....................................                             121,713,698      79,911,023
    Dividends reinvested..............................................                               3,575,813          22,761
    Cost of shares redeemed...........................................                             (80,572,147)    (48,584,736)
                                                                                               --------------
      Increase (Decrease) in Net Assets from Capital Stock Transactions                            44,717,364       31,349,048
                                                                                               --------------
          Total Increase (Decrease) in Net Assets.....................                              67,274,623      37,206,454
NET ASSETS:
    Beginning of Period...............................................                           37,206,454            ----
                                                                                               --------------    -------------
    End of Period.....................................................                           $104,481,077    $  37,206,454
                                                                                               ==============    =============
Undistributed investment income (loss)-net............................                     $         (461,511)       $     173
                                                                                               --------------
                                                                                                  Shares             Shares
                                                                                                --------------    ------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.......................................................                              5,846,639        4,681,074
    Shares issued for dividends reinvested............................                                181,883            1,453
    Shares redeemed...................................................                             (3,869,328)     (2,690,076)
                                                                                                --------------    ------------
      Net Increase (Decrease) in Shares Outstanding...................                           2,159,194          1,992,451
                                                                                                ==============    ============
*  From September 28, 1995 (commencement of operations) to August 31, 1996.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EMERGING LEADERS FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                              Year Ended August 31,
                                                                                                   -------------
PER SHARE DATA:                                                                               1997           1996(1)
                                                                                              ----           ----
    Net asset value, beginning of period....................................                  $18.67         $12.50
                                                                                              ----            ----
    Investment Operations:
    Investment income (loss)-net............................................                    (.11)           .03
    Net realized and unrealized gain (loss)
      on investments........................................................                    8.02           6.17
                                                                                              ----            ----
    Total from Investment Operations........................................                    7.91           6.20
                                                                                              ----            ----
    Distributions:
    Dividends from investment income-net....................................                     .-            (.03)
    Dividends from net realized gain on investments.........................                   (1.41)            .-
                                                                                              ----            ----
    Total Distributions.....................................................                   (1.41)           (.03)
                                                                                              ----            ----
    Net asset value, end of period..........................................                  $25.17         $18.67
                                                                                              ----            ====
TOTAL INVESTMENT RETURN.....................................................                   44.45%         46.09%(2,3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................................                    1.39%          1.16%(3)
    Ratio of net investment income (loss)
      to average net assets.................................................                    (.62%)          .09%(3)
    Decrease reflected in above expense ratios
      due to undertaking by the Manager.....................................                     .09%           .36%(3)
    Portfolio Turnover Rate.................................................                  197.99%        203.66%(3)
    Average commission rate paid (4)........................................                  $.0586         $.0554
    Net Assets, end of period (000's Omitted)...............................                $104,481        $37,206
(1)    From September 28, 1995 (commencement of operations) to August 31, 1996.
(2)    Calculated based on net asset value on the close of business on
       September 29, 1995 (commencement of initial offering) to August 31, 1996.
(3)    Not annualized.
(4)    The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EMERGING LEADERS FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Emerging Leaders Fund (the "Fund") is a series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series, including the Fund. The Fund's investment objective is capital growth. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. At August 31, 1997, there were no outstanding borrowings under the Facility.
    The average daily amount of borrowings outstanding under a previous line of credit during the period ended August 31, 1997 was approximately $38,000, with a related weighted average annualized interest rate of 5.86%. The maximum amount borrowed under this line of credit at any time during the period ended August 31, 1997 was $2.1 million.

DREYFUS EMERGING LEADERS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from September 1, 1996 through August 31, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings (which in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates loan commitment fees and dividends accrued on securities sold short) and extraordinary expenses, exceed an annual rate of 1.40% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $64,125 during the period ended August 31, 1997.
    (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 1997, the Fund was charged an aggregate of $184,803 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $33,032 during the period ended August 31, 1997.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended August 31, 1997, $14,052 was charged by Mellon pursuant to the custody agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (d) Effective March 3, 1997, a 1% redemption fee is charged on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance.
NOTE 4-SECURITIES TRANSACTIONS:
    (a) The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended August 31, 1997 is summarized as follows:

                                                                         Purchases                       Sales
                                                                         ---------                      ---------
Long transactions.......................................                $175,635,333                  $135,966,789
Short sale transactions.................................                   7,449,701                     5,608,236
                                                                         ---------                      ---------
    Total...............................................                $183,085,034                  $141,575,025
                                                                         =========                      =========

    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the DREYFUS EMERGING LEADERS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and the custodian, of cash and/or U.S. Government securities sufficient to cover its short position. At August 31, 1997, there were no securities sold short outstanding.
    (b) At August 31, 1997, accumulated net unrealized appreciation on investments was $20,661,392, consisting of $22,029,760 gross unrealized appreciation and $1,368,368 gross unrealized depreciation.
    At August 31, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS EMERGING LEADERS FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Directors
Dreyfus Emerging Leaders Fund
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Emerging Leaders Fund (one of the Series constituting Dreyfus Growth and Value Fund, Inc.) as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held as of August 31, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Emerging Leaders Fund at August 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                       [ERNST & YOUNG LLP SIGNATURE LOGO]

New York, New York
October 7, 1997

DREYFUS EMERGING LEADERS FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    The Fund hereby designates 26.41% of the ordinary dividends paid during the fiscal year ended August 31, 1997 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1998 of the percentage applicable to the preparation of their 1997 income tax returns.

Registration Mark
[DREYFUS LION 'D' LOGO]
DREYFUS EMERGING LEADERS FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                            259AR978
Registration Mark
[DREYFUS LOGO]
Emerging Leaders
Fund
Annual Report
August 31, 1997